UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2024

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	83-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
 including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants to purchase shares of Common Stock	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Supplemental Agreement

On July 19, 2024, Canoo Inc. (the “Company”) entered into a Prepaid Advance Agreement (as amended and supplemented from time to time, the “July PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited company (“Yorkville”). In accordance with the terms of the July PPA, the Company may request advances of up to $15,000,000 in cash from Yorkville (or such greater amount that the parties may mutually agree) (each, a “Prepaid Advance”) with an aggregate limitation on the Prepaid Advances of $100,000,000.

On October 11, 2024 (the “Effective Date”), the Company entered into the second Supplemental Agreement (the “Second Supplemental Agreement”) with Yorkville to the July PPA. Pursuant to the Second Supplemental Agreement, Yorkville agreed to advance approximately $2,659,574 to the Company (the “Second Supplemental Advance”). After giving effect to the commitment fee and the purchase price discount provided for in the July PPA, net proceeds of the Second Supplemental Advance to the Company will be approximately $2,500,000.

The Second Supplemental Agreement provides that solely with respect to the Second Supplemental Advance, the Purchase Price (as such term is used in the July PPA) will be equal to the lower of (a) $1.1118 per share and (b) 95% of the lowest daily volume weighted average price of the Common Stock on The Nasdaq Capital Market during five trading days immediately preceding the date on which Yorkville provides a Purchase Notice (as defined in the July PPA) to the Company; however, in no event shall the Purchase Price be less than the then current Floor Price (as defined in the July PPA). As of the Effective Date, the current Floor Price is $1.00 per share.

The foregoing description of the Second Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Agreement, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Warrant Agreement

On the Effective Date, pursuant to the terms of the July PPA and in connection with the Second Supplemental Advance, the Company issued to Yorkville a warrant to purchase approximately 1.2 million shares of Common Stock each at an exercise price of $1.1118 per share, exercisable beginning on April 11, 2025 and with an expiration date of October 11, 2029 (the “Warrants”). The Warrants include customary adjustment provisions for stock splits, combinations and similar events.

The foregoing description of the Warrants is qualified in its entirety by reference to the Warrants, which is filed hereto as Exhibit 4.1 and which is incorporated herein by reference.

Yorkville Second ATM Consent Agreement

As previously disclosed, in addition to the July PPA, the Company entered into a Pre-Paid Advance Agreement, dated July 20, 2022 (as amended and supplemented from time to time, the “2022 PPA,” and together with the July PPA, collectively, the “PPA Agreements”). Pursuant to the terms of each of the PPA Agreements, the Company may enter into an “at the market offering” or other continuous offering or similar offering of Common Stock with a registered broker-dealer, whereby the Company may sell Common Stock at a future determined price; provided, however, that the Company shall not be permitted to execute transactions under such agreement unless (i) an Amortization Event (as defined in the PPA Agreements) has occurred and is continuing, or (ii) there is no balance outstanding under all prior Prepaid Advances (as defined in the PPA Agreements).

As previously disclosed, on September 13, 2024, the Company and Yorkville entered into an Omnibus Consent to Pre-Paid Advance Agreements (the “Initial Consent Agreement”) whereby Yorkville consented to the Company undertaking an at-the-market offering pursuant to that certain Equity Distribution Agreement, dated September 13, 2024, by and between the Company and Northland Securities, Inc. (such at-the-market offering, the “ATM Offering”) subject to certain conditions including the following. In accordance with the Initial Consent Agreement, solely with respect to the first $5 million of gross proceeds received or receivable by the Company (such proceeds, the “Initial ATM Proceeds”) pursuant to sales of the Company’s common stock, par value $0.0001 per share (“Common Stock”), sold under the ATM Offering (such sales up to the Initial ATM Proceeds, the “Initial ATM Sales”), the Company will retain 100% of the Initial ATM Proceeds. As of the Effective Date, the Company received Initial ATM Proceeds equal to approximately $4.7 million from the Initial ATM Sales.

On the Effective Date, the Company and Yorkville entered into a second Omnibus Consent to Pre-Paid Advance Agreements (the “Second Consent Agreement”) pursuant to which solely with respect to the period beginning on the Effective Date and ending at the close of business on November 22, 2024 (such time period, the “Applicable ATM Time Period”), the Company will be allowed to utilize the ATM Offering at its discretion; provided that, other than the proceeds from the remaining Initial ATM Sales, the Company and Investor will, subject to the redemption premium set forth in the PPA Agreements, evenly split 50%/50% any gross proceeds receivable by the Company from sales of Common Stock pursuant to the ATM Offering during the Applicable ATM Time Period; provided further that any further sales under the ATM Offering subsequent to the Applicable ATM Time Period will require the Investor’s prior written consent.

The foregoing description of the Second Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Consent Agreement, which is filed hereto as Exhibit 10.2 and which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the Warrants is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Warrants are being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Warrant Agreement, dated October 11, 2024
10.1	Supplemental Agreement, dated October 11, 2024, by and between Canoo Inc. and YA II PN, Ltd.
10.2	Omnibus Consent to Pre-Paid Advance Agreements, dated October 11, 2024, by and between Canoo Inc. and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the amount of shares of Common Stock the Company may issue to Yorkville pursuant to the Second Supplemental Agreement, the amount of proceeds to be received by the Company from the sale of shares of Common Stock pursuant to the ATM Offerings and the uses thereof and related matters. These statements are subject to risks and uncertainties, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2024	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary